UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 21, 2005

DSL.net, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32264	06-1510312
(Commission File Number)	(IRS Employer Identification No.)

545 Long Wharf Drive, 5th Floor
New Haven, CT	06511
(Address of Principal Executive Offices)	(Zip Code)

(203) 772-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01    Changes in Registrant’s Certifying Accountant.

As described in Items 4.01(a) and (b) below, DSL.net, Inc. (the “Company”) has dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and engaged Carlin, Charron & Rosen, LLP as its new independent registered public accounting firm. As described in the third paragraph of Item 4.01(a) below, the change in independent registered public accounting firms is not the result of any disagreement with PricewaterhouseCoopers LLP. The Company’s management and the members of the Audit Committee of the Company’s Board of Directors believe that the engagement of Carlin, Charron & Rosen, LLP will permit the Company to obtain the same audit services at a lower cost to the Company.

Item 4.01(a) - previous independent registered public accounting firm

On April 21, 2005, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company participated in and approved the decision to dismiss PwC.

The reports of PwC on the financial statements of the Company as of and for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, such reports included an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2004 and 2003 and through April 21, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Had there been any disagreements of the type referred to in this paragraph during the fiscal years ended December 31, 2004 and 2003 and through April 21, 2005, which were not resolved to the satisfaction of PwC, then PwC would have had to make a reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.

During the fiscal years ended December 31, 2004 and 2003 and through April 21, 2005, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements in Item 401(a). A copy of such letter dated April 27, 2005, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 4.01(b) - new independent registered public accounting firm

On April 21, 2005, the Company engaged Carlin, Charron & Rosen, LLP (“CCR”) as its new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2005, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2005. The Audit Committee of the Board of Directors of the Company participated in and approved the decision to engage CCR. During the fiscal years ended December 31, 2004 and 2003 and through April 21, 2005, the Company has not consulted with CCR regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that CCR concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any manner that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statement and Exhibits.

(c)    Exhibits

Exhibit Number	Exhibit
16.1	Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSL.NET, INC.

Date April 27, 2005
By: /s/ Robert J. DeSantis
Name: Robert J. DeSantis
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter re change in certifying accountant.